Exhibit 32 Certification required under Section 906 of the
           Sarbanes-Oxley Act of 2002


                         CERTIFICATION
                         _____________


STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, being the chief executive officer of Pismo Coast Village, Inc., do hereby certify, in compliance with Title 18, Chapter 63, Section 1350 of the United States Code, that the periodic report which this Certification accompanies fully complies with the requirements of section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operation of the issuer.




Date: February 11, 2004            JERALD PETTIBONE
                                   Chief Executive Officer

Exhibit 32 Certification required under Section 906 of the
           Sarbanes-Oxley Act of 2002

                         CERTIFICATION
                         _____________


STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, being the chief financial officer of Pismo Coast Village, Inc., do hereby certify, in compliance with Title 18, Chapter 63, Section 1350 of the United States Code, that the periodic report which this Certification accompanies fully complies with the requirements of section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operation of the issuer.




Date: February 11, 2004          JACK WILLIAMS
                                 Chief Financial Officer